UNITED STATES SECURITIES AND
                              EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) January 15, 2010

                             CASTMOR RESOURCES LTD.
             (Exact name of registrant as specified in its charter)

                                     Nevada
                 (State or other jurisdiction of incorporation)

                                   001-34039
                            (Commission File Number)

                                   98-0471928
                       (IRS Employer Identification No.)

           4620 Manilla Road SE, Suite 10, Calgary, Alberta   T2G 4B7
             (Address of principal executive offices and Zip Code)

                                  403.561.8907
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 15, 2010, Mr. Fidel Thomas resigned as the Chief Executive Officer, President, Secretary, Treasurer and director of the Registrant. Mr. Thomas advised the Registrant that he was resigning from his position as an officer and director of the Registrant for personal reasons and not because of any disagreement with the Registrant. The Board of Directors accepted Mr. Thomas's resignation from each of the aforementioned positions effective as of January 15, 2010.

Mr. Alfonso Quijada has been appointed to assume the offices vacated by Mr. Thomas pro tem until such time as suitable incumbents can be engaged.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASTMOR RESOURCES LTD.



/s/ Alfonso Quijada
Alfonso Quijada, CEO and Director
Date: January 15, 2010